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                                                                Exhibit 10.7

                                PLEDGE AGREEMENT
                                ----------------

         This Agreement is made this 26th day of March, 1997, by ARMOR HOLDINGS, INC., a Delaware corporation (the "Pledgor"), whose address is 191 Nassau Place Road, Yulee, Florida 32097, in favor of BARNETT BANK, N.A. (the "Secured Party"), whose address is 50 N. Laura Street, Jacksonville, Florida 32202.

                                    Recitals
                                    --------

         The Pledgor wishes to pledge certain assets to the Secured Party in accordance with the terms hereof.

         NOW, THEREFORE, for good and valuable consideration, the Pledgor agrees as follows:

         1. Security Interest. The Pledgor hereby pledges to the Secured Party and gives the Secured Party a continuing and unconditional security interest (the "Security Interest") in the following described property and in all increases, income, dividends, distributions and profits therefrom, in all substitutions therefor and in all proceeds thereof in any form (the "Collateral"):

              (a) 100 shares of common stock of Defense Technology Corporation of America evidenced by stock certificate number 1 (or any reissue, replacement or substitute thereof or therefor);

              (b) 100 shares of common stock of NIK Public Safety, Inc. evidenced by stock certificate number 1 (or any reissue, replacement or substitute thereof or therefor);

              (c) 100 shares of common stock of Armor Holdings Properties, Inc. evidenced by stock certificate number 1 (or any reissue, replacement or substitute thereof or therefor); and

                   To be issued
                   at a later date
                   CTB /s/ CTB                    /s/ SWB      SWB
                       -------                    -------
                   SWB /s/ SWB                    /s/ CTB      CTB
                       -------                    -------

         2. Indebtedness Secured. The borrowing relationship between the Pledgor and the Secured Party may be a continuing one and may include numerous types of extensions of credit, loans, overdraft payments or advances made directly or indirectly to or for the benefit of the Pledgor. Accordingly, this Agreement and the Security Interest created by it secures payment of all obligations of any kind owing by the Pledgor to the Secured Party (the "Indebtedness"). The Indebtedness includes, without limitation, those obligations of the Pledgor which: (a) are now existing or hereafter incurred;
(b) are direct or indirect; or (c) arise from

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loans, guaranties, endorsements, letters of credit, reimbursement agreements, drafts, acceptances or otherwise. The Indebtedness may be: (a) related or unrelated to the extension of credit contemplated in that certain Amended and Restated Loan Agreement of even date herewith between the Pledgor and the Secured Party (as amended or restated from time to time, the "Loan Agreement"), or any extensions, renewal or modifications thereof; (b) of the same or a different class as the primary obligation; and (c) from time to time reduced or extinguished and thereafter increased or re-incurred. The Indebtedness specifically includes, without limitation, any sums advanced and any expenses or obligations incurred by the Secured Party pursuant to this Agreement or any other agreement concerning, evidencing or securing obligations of the Pledgor to the Secured Party and any liabilities of the Pledgor to the Secured Party arising from any sources whatsoever.

         3. Warranties of the Pledgor. The Pledgor represents and warrants and so long as the Indebtedness remains unpaid shall be deemed continuously to represent and warrant that: (a) each item constituting Collateral is genuine and in all respects what it purports to be; (b) the Pledgor is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest; (c) the Pledgor is authorized to enter into this Pledge Agreement; and (d) the Pledgor owns 100% of the outstanding shares of capital stock of each Issuer (as defined herein) subject to no options, voting trusts, proxy rights or similar agreements.

         4. Irrevocable Proxy. If any part of the Collateral is capital stock, the Pledgor irrevocably constitutes and appoints the Secured Party, whether or not the Collateral has been transferred into the name of the Secured Party or its nominee, as the Pledgor's proxy with full power: (a) to attend all meetings of stockholders of each issuer (each, an "Issuer") of such capital stock held after the date of this Agreement and to vote the Collateral at those meetings in such manner as the Secured Party shall in its sole discretion deem appropriate, including, without limitation, in favor of liquidation of any Issuer; (b) to consent in the sole discretion of the Secured Party to any action by or concerning any Issuer for which the consent of the stockholders of the Issuer is or may be necessary or appropriate; and (c) without limitation to do all things which the Pledgor could do as a stockholder of any Issuer, giving to the Secured Party full power of substitution and revocation. Notwithstanding the foregoing, the Pledgor alone shall have the rights under this paragraph and the Secured Party may not exercise those rights (whether or not the Collateral has been transferred into the name of the Secured Party or its nominee) so long as no Event of Default has occurred. The proxy contained in this paragraph shall terminate when this Agreement terminates. The Pledgor hereby revokes all proxies heretofore given to any person or persons and agrees not to give any other proxies in derogation of this proxy so long as this Agreement is in force.

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         5. Covenants of Pledgor. The Pledgor: (a) will defend the Collateral against the claims of all persons; (b) will keep the Collateral free from all security interests or other encumbrances except the Security Interest; (c) will not assign, sell, transfer, deliver or otherwise dispose of the Collateral or any interest therein or attempt to do the same without the prior written consent of the Secured Party; (d) will notify the Secured Party promptly in writing of any change in the Pledgor's address, name or identity, specified above; (e) in connection herewith will execute and deliver to the Secured Party such financing statements and other documents, pay all costs of title searches and filing financing statements and other documents in all public offices requested by the Secured Party, and take such other action as the Secured Party may deem advisable to perfect the Security Interest created by this Agreement; and (f) will pay taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral.

         6. Registered Holder of Collateral. From and after the occurrence of an Event of Default, the Pledgor authorizes the Secured Party to transfer the Collateral or any part of it into the Secured Party's name or that of its nominee so that the Secured Party or its nominee may appear of record as the sole owner of the Collateral. From and after any such transfer, the Pledgor waives all right to be advised of or to receive any notices, statements or communications received by the Secured Party or its nominee as such record owner.

         7. Income from Collateral.

              (a) Until the occurrence of an Event of Default, the Pledgor reserves the right to receive all income from the Collateral. If the Secured Party receives any of the income prior to the occurrence of any Event of Default, it will pay the income promptly to the Pledgor.

              (b) From and after the occurrence of an Event of Default, the Pledgor will not demand or receive any income from the Collateral. If the Pledgor receives any such income, the Pledgor will without demand pay it promptly to the Secured Party. The Secured Party may apply the net cash receipts of such income to payment of any of the Indebtedness. However, the Secured Party shall account for and pay over to the Pledgor all Collateral remaining, and any income remaining, after termination of this Agreement.

         8. Increases, Profits or Distributions.

              (a) Whether or not an Event of Default has occurred, the Pledgor authorizes the Secured Party: (i) to receive any dividends payable in stock on the Collateral and any distribution upon the dissolution, liquidation or reorganization of the issuer of any Collateral; (ii) to

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         surrender such Collateral or any part thereof in exchange therefor;
         and (iii) to hold the receipt from any such dividends payable in capital stock or any such distribution upon any such dissolution, liquidation or reorganization as part of the Collateral.

              (b) If the Pledgor receives any such dividends payable in capital stock or any such distribution upon any such dissolution, liquidation or reorganization, the Pledgor will deliver such receipts promptly to the Secured Party to be held by the Secured Party as provided in this paragraph.

         9. Default.

              (a) Each of the following shall constitute an "Event of Default" hereunder: (i) the occurrence of an Event of Default under the Loan Agreement; (ii) failure by the Pledgor to perform any material obligations under this Agreement or under any other agreement between the Pledgor and the Secured Party or by the Pledgor in favor of the Secured Party, time being of the essence (subject, however, to any applicable notice and cure periods); and (iii) material falsity in any certificate, statement, representation, warranty or audit at any time furnished by or on behalf of the Pledgor or any endorser or guarantor or any other party liable for payment of all or part of the Indebtedness, pursuant to or in connection with this Agreement or otherwise to the Secured Party, including warranties in this Agreement and including any omission to disclose any substantial contingent or liquidated liabilities required to be disclosed) or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to the Secured Party;

              (b) Upon the occurrence of an Event of Default, the Secured Party may: (i) declare all or any part of the Indebtedness to be immediately due without notice; and (ii) exercise such other rights and remedies as are available hereunder or otherwise.

              (c) Upon the occurrence of any Event of Default, the Secured Party's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and under any other applicable law from time to time in effect. The Secured Party shall also have any additional rights granted herein and any other agreement now or hereafter in effect between the Pledgor and the Secured Party. If requested by the Secured Party after the occurrence of an Event of Default, the Pledgor will assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party.

              (d) The Pledgor agrees that any notice by the Secured Party of the sale or disposition of Collateral or any other

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         intended action hereunder, whether required by the Uniform Commercial
         Code or otherwise, shall constitute reasonable notice to the Pledgor if the notice is mailed by regular or certified mail, postage prepaid, at least ten days before the action to the Pledgor's address as specified in this Agreement or to any other address which the Pledgor has specified in writing to the Secured Party as the address to which notices shall be given to the Pledgor.

              (e) The Pledgor shall pay all costs and expenses incurred by the Secured Party in enforcing this Pledge Agreement, realizing upon any Collateral and collecting any Indebtedness (whether incurred in connection with collection, trial or appeal) including a reasonable attorney's fee whether suit is brought or not and to the extent of the Pledgor's liability for repayment of any of the Indebtedness, shall be liable for any deficiency in the event that disposition of the Collateral does not satisfy the Indebtedness in full.

         10. Miscellaneous.

              (a) The Pledgor appoints the Secured Party as the Pledgor's attorney-in-fact to perform all acts which the Secured Party deems appropriate, to perfect and continue the Security Interest, to protect and preserve the Collateral and to endorse and transfer all or any part of the Collateral.

              (b) Upon the Pledgor's failure to perform any of its duties hereunder the Secured Party may, but it shall not be obligated to, perform any of such duties and the Pledgor shall forthwith upon demand reimburse the Secured Party for any reasonable expense incurred by the Secured Party in so doing.

              (c) No delay or omission by the Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right and no single or partial exercise of any right shall preclude the Secured Party from any other or further exercise of that right or the exercise of any other right or remedy. The Secured Party may cure any default by the Pledgor in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by the Pledgor. All rights and remedies of the Secured Party under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.

              (d) The Secured Party shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by law and it shall be deemed to have exercised reasonable care if it takes such action for that purpose as the Pledgor shall reasonably request in writing. However, no omission to do any act not requested by the Pledgor shall be deemed a failure to exercise reasonable care and no omission

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         to comply with any requests by the Pledgor shall of itself be deemed a failure to exercise reasonable care.

              (e) The rights and benefits of the Secured Party under this Agreement shall, if the Secured Party agrees, inure to any party acquiring any interest in the Indebtedness or any part thereof.

              (f) The terms "Secured Party" and "Pledgor" as used in this Agreement include the heirs, personal representatives, and successors or assigns of those parties.

              (g) This Agreement may not be modified or amended nor shall any provision of it be waived except in writing signed by the Pledgor and by an authorized officer of the Secured Party.

              (h) This Agreement shall be construed under the Uniform Commercial Code of Florida and any other applicable Florida laws in effect from time to time.

              (i) This Agreement is a continuing agreement which shall remain in force until the last to occur of: (i) the payment in full of all Indebtedness; (ii) the termination of all obligations and agreements (whether or not conditional) of the Secured Party to extend credit to the Pledgor; and (iii) the termination of the Loan Agreement.

         11. Waiver. The Pledgor hereby waives any right that the Pledgor may have to notice and a hearing before possession or sale of any Collateral is effected by the Secured Party by self-help, replevin, attachment or otherwise.

         DATED the day and year first above written.

                                            ARMOR HOLDINGS, INC.


                                            By: /s/ Carol T. Burke
                                               --------------------------------
                                               Its: Vice President - Finance
                                                   ----------------------------

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